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                                                                    EXHIBIT 10.1


 AMENDMENT NO. 2 TO ADVANCEPCS AMENDED AND RESTATED INCENTIVE STOCK OPTION PLAN

The AdvancePCS Amended and Restated Incentive Stock Option Plan (the "Plan") is hereby amended, effective November 1, 2001, in the following respects:

1. The first sentence of Section 2 of the Plan is hereby amended to read as follows: Subject to adjustment as provided in Section 4(g) hereof, options may be granted by the Company from time to time to purchase up to an aggregate of 11,218,000 shares of the Company's authorized but unissued Common Stock; provided, however, that the number of shares that may be granted to any employee under the Plan over the term of the Plan shall not exceed 11,218,000.

2. In all other respects the Plan shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Amendment to be effective as provided above.

                                                     AdvancePCS

                                                     By: /s/ DAVID D. HALBERT
                                                        ------------------------
                                                     David D. Halbert Chairman
                                                     of the Board and Chief
                                                     Executive Officer